                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: March 4, 1994.



                        CARLISLE COMPANIES INCORPORATED
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                         1-9278               31-1168055
- -------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
  of incorporation)                                        I.D. Number)



250 South Clinton St., Suite 201
Syracuse, New York                                     13202-1258
- -------------------------------------------------------------------------------
(Address of principal offices)                         (zip code)



Registrant's telephone number, including area code (315) 474-2500
                                                   --------------



                                     1 of 2

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 4, 1994, upon the recommendation and approval of the Registrant's Audit Committee, the Registrant appointed the accounting firm of Arthur Andersen & Co. as independent accountants for fiscal year 1994 to replace KPMG Peat Marwick effective with such appointment.

     During the two most recent fiscal years and interim period subsequent to December 31, 1993, there have been no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

     KPMG Peat Marwick's report on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant has provided KPMG Peat Marwick with a copy of this disclosure and has requested that KPMG Peat Marwick furnish it with a letter addressed to the Securities & Exchange Commission stating that it agrees with the above statements. A copy of KPMG Peat Marwick's letter to the Securities and Exchange Commission, dated March 9, 1994, is filed as Exhibit 16 to this Form 8-K.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARLISLE  COMPANIES INCORPORATED


Date:  March 9, 1994               By:  /s/ Dennis J. Hall
                                       ---------------------------------
                                            Dennis J. Hall
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer


                                     2 of 2

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION                                       PAGE
- -----------         -----------                                       ----

16                  Letter from KPMG Peat Marwick agreeing with        4
                    Registrant's statements